                                                                  Exhibit 4.4(d)

                         GUARANTOR ASSUMPTION AGREEMENT

                                                     May 11, 1999

Reference is hereby made to the Registration Rights Agreement, dated May 11, 1999 (the "Agreement"), between Healthtrust, Inc.-The Hospital Company ("Healthtrust") and the Initial Purchasers named therein and the Triad Assumption Agreement, dated May 11, 1999, between Healthtrust and Triad Hospitals, Inc. ("Triad") and the Holdings Assumption Agreement, dated May 11, 1999, between Triad and Triad Hospitals Holdings, Inc. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement.

Each of the undersigned parties hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as a "Guarantor" each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the "Guarantors" under the Agreement.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as any other undersigned party or the Representative reasonably require to effect the purpose of this Guarantor Assumption Agreement.

This Guarantor Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       ALICE HOSPITAL, LLC

                                       By:    APS MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       ALICE SURGEONS, LLC

                                       By:    APS MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       THE SURGICAL HOSPITAL OF AMARILLO,
                                       LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF AMARILLO, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       APS MEDICAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       ARIZONA ASC MANAGEMENT, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       ARIZONA MEDCO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       BEAUCO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BEAUMONT MEDICAL CENTER, L.P.

                                       By:    GENERAL PARTNER:

                                              BEAUMONT REGIONAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BEAUMONT REGIONAL, LLC

                                       By:    BEAUCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BRAZOS MEDCO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       BRAZOS REGIONAL INTEGRATED
                                         DELIVERY GROUP


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BRAZOS VALLEY OF TEXAS, L.P.

                                       By:    GENERAL PARTNER:

                                              BRAZOS VALLEY SURGICAL
                                                CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BRAZOS VALLEY SURGICAL
                                         CENTER, LLC

                                       By:    BRAZOS MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BROWNWOOD HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              BROWNWOOD MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       BROWNWOOD MEDICAL
                                         CENTER, LLC

                                       By:    SOUTHERN TEXAS MEDICAL
                                              CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       BVSC, LLC

                                       By:    BRAZOS MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CARLSBAD MEDICAL CENTER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CLAREMORE PHYSICIANS, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       CLAREMORE REGIONAL
                                         HOSPITAL, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CLINICO, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       COLLEGE STATION
                                         DIAGNOSTIC CLINIC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       COLLEGE STATION HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              COLLEGE STATION MEDICAL
                                                CENTER, LLC

                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       COLLEGE STATION MEDICAL
                                         CENTER, LLC

                                       By:    COLLEGE STATION MERGER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       COLLEGE STATION MERGER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CORONADO HOSPITAL, LLC

                                       By:    CORONADO MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CORONADO MEDICAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       CRESTWOOD HEALTHCARE, L.P.

                                       By:    GENERAL PARTNER:

                                              CRESTWOOD HOSPITAL &
                                                NURSING HOME, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:  Donald P. Fay
                                              Title:  Executive Vice President


                                       CRESTWOOD HOSPITAL & NURSING
                                         HOME, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CRESTWOOD HOSPITAL
                                         HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       CSDS, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       CSMC, LLC

                                       By:    COLLEGE STATION MERGER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DALLAS PHY SERVICE, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DALLAS PHYSICIAN PRACTICE, L.P.

                                       By:    GENERAL PARTNER:

                                       DFW PHYSERV, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DAY SURGERY, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DEQUEEN HEALTH SERVICES, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       DEQUEEN REGIONAL MEDICAL
                                              CENTER, LLC

                                       By:    DEQUEEN HEALTH SERVICES, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DETAR HOSPITAL, LLC

                                       By:    VHC MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DFW PHYSERV, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DOCTORS HOSPITAL OF LAREDO,
                                         LIMITED PARTNERSHIP

                                       By:    GENERAL PARTNER:

                                              LAREDO INTEREST, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       DOCTORS MEDICAL CENTER, LLC

                                       By:    MID-PLAINS, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DOCTORS OF LAREDO, LLC

                                       By:    MID-PLAINS, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       DOUGLAS MEDICAL CENTER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       E.D. CLINICS, LLC

                                       By:    ARIZONA MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       EL DORADO MEDICAL CENTER, LLC

                                       By:    ARIZONA MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       EYE CARE SURGICARE, LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF INDEPENDENCE, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       EYE INSTITUTE OF SOUTHERN
                                         ARIZONA, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       GALLAGHER PARK
                                         SURGICENTER, LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF SHERMAN, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       GCMC, LLC

                                       By:    WHARTON MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       GH TEXAS, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       GHC HOSPITAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       GHC HUNTINGTON BEACH, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       GULF COAST HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              GULF COAST MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       GULF COAST MEDICAL CENTER, LLC

                                       By:    WHARTON MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HDP DEQUEEN, LLC

                                       By:    TRIAD HOLDINGS II, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HDP WOODLAND HEIGHTS, L.P.

                                       By:    GENERAL PARTNER:

                                       HDP WOODLAND PROPERTY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       HDP WOODLAND PROPERTY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HDPWH, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HEALDSBURG OF CALIFORNIA, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HOBBS MEDCO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       HOBBS PHYSICIAN PRACTICE, LLC

                                       By:    HOBBS MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HOSPITAL OF BEAUMONT, LLC

                                       By:    BEAUCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HUNTINGTON ASSOCIATES


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HUNTINGTON BEACH AMDECO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       HUNTINGTON INTERCOMMUNITY
                                         HOSPITAL


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       INDEPENDENCE REGIONAL HEALTH
                                         CENTER, LLC

                                       By:    TRIAD HOLDINGS II, LLC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       KANSAS CITY SURGICENTER, LTD.

                                       By:    GENERAL PARTNER:

                                              DAY SURGERY, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       KENSINGCARE, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       LAKE AREA SURGICARE,
                                         A PARTNERSHIP IN COMMENDUM,
                                         A LOUISIANA LIMITED PARTNERSHIP

                                       By:    GENERAL PARTNER:

                                              SURGICARE OUTPATIENT CENTER
                                                OF LAKE CHARLES, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LAREDO HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              DOCTORS OF LAREDO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LAREDO INTEREST, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LEA REGIONAL HOSPITAL, LLC

                                       By:    HOBBS MEDCO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       LONGVIEW MEDICAL CENTER, L.P.

                                       By:    GENERAL PARTNER:

                                              REGIONAL HOSPITAL OF
                                                LONGVIEW, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LONGVIEW MERGER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LRH, LLC

                                       By:    LONGVIEW MERGER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       LS PSYCHIATRIC, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       MCI PANHANDLE SURGICAL, L.P.

                                       By:    GENERAL PARTNER:

                                              PANHANDLE PROPERTY, LLC

                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL CENTER AT TERRELL, LLC

                                       By:    TIRAD-MEDICAL CENTER AT
                                                TERRELL SUBSIDIARY, LLC


                                       By:    /s/ Donald P. Fay
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL CENTER OF
                                         BROWNWOOD, LLC

                                       By:    SOUTHERN TEXAS MEDICAL

                                       CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL CENTER OF SHERMAN, LLC

                                       By:    TRIAD-MEDICAL CENTER OF
                                                SHERMAN SUBSIDARY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       MEDICAL HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL MANAGEMENT, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL PARK HOSPITAL, LLC

                                       By:    TRIAD HOLDINGS II, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEDICAL PARK MSO, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MEMORIAL HOSPITAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       MID-PLAINS, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MIDWEST PSYCHIATRIC
                                         CENTER, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MISSION BAY MEMORIAL
                                         HOSPITAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       MISSOURI HEALTHSERV, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       NAVARRO HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              NAVARRO REGIONAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       NAVARRO REGIONAL, LLC

                                       By:    TRIAD-NAVARRO REGIONAL
                                                HOSPITAL SUBSIDIARY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       NORTH ANAHEIM
                                         SURGICENTER, LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF NORTH ANAHEIM, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       NORTHWEST HOSPITAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       NRH, LLC

                                       By:    TRIAD-NAVARRO REGIONAL
                                                HOSPITAL SUBSIDIARY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       ODESSA, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       OREGON HEALTHCORP, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       OSBORN AMBULATORY SURGICAL
                                         CENTER, LTD.

                                       By:    GENERAL PARTNER:

                                              SAMARITAN SURGICENTERS OF
                                              ARIZONA, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       OVERLAND PARK REGIONAL
                                         MEDICAL CENTER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PACIFIC EAST DIVISION OFFICE, L.P.

                                       By:    GENERAL PARTNER:

                                       TRIAD TEXAS, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PACIFIC GROUP ASC DIVISION, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PACIFIC PHYSICIANS SERVICES, LLC

                                       By:    SPROCKET MEDICAL
                                                MANAGEMENT, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       PACIFIC WEST DIVISION OFFICE, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PALM DRIVE HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              PALM DRIVE MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PALM DRIVE MEDICAL CENTER, LLC

                                       By:    SEBASTOPOL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PANHANDLE MEDICAL CENTER, LLC

                                       TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       PANHANDLE SURGICAL HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              PANHANDLE MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PAMPA HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              PAMPA MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PAMPA MEDICAL CENTER, LLC

                                       By:    CORONADO MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PANHANDLE PROPERTY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       PANHANDLE, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PDMC, LLC

                                       By:    SEBASTOPOL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PECOS VALLEY OF NEW MEXICO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PHOENIX AMDECO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       PHOENIX SURGICAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PHYSICIANS AND SURGEONS
                                         HOSPITAL OF ALICE, L.P.

                                       By:    GENERAL PARTNER:

                                              ALICE HOSPITAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PHYS-MED, LLC

                                       By:    TRIAD HOLDINGS II, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PINEY WOODS HEALTHCARE
                                         SYSTEM, L.P.

                                       By:    GENERAL PARTNER:

                                              WOODLAND HEIGHTS
                                                MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       PRIMARY MEDICAL, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       PSYCHIATRIC SERVICES OF
                                         PARADISE VALLEY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       REGIONAL EMPLOYEE ASSISTANCE
                                                PROGRAM, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       REGIONAL HOSPITAL OF
                                         LONGVIEW, LLC

                                       By:    LONGVIEW MERGER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SACMC, LLC

                                       By:    SAN ANGELO MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAMARITAN SURGICENTERS OF
                                       ARIZONA, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAN ANGELO COMMUNITY
                                         MEDICAL CENTER, LLC

                                       By:    SAN ANGELO MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAN ANGELO HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              SAN ANGELO COMMUNITY
                                                MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SAN ANGELO MEDICAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAN DIEGO HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              MISSION BAY MEMORIAL
                                                HOSPITAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAN LEANDRO HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              SAN LEANDRO MEDICAL
                                       CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SAN LEANDRO MEDICAL
                                         CENTER, LLC

                                       By:    SAN LEANDRO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SAN LEANDRO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SDH, LLC

                                       By:    SILSBEE TEXAS, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SDH LP, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SEBASTOPOL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SHERMAN HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              MEDICAL CENTER OF SHERMAN, LLC

                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SHERMAN MEDICAL CENTER, LLC

                                       By:    TRIAD-MEDICAL CENTER OF
                                                SHERMAN SUBSIDIARY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SILSBEE DOCTORS HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:
                                              SILSBEE MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SILSBEE MEDICAL CENTER, LLC

                                       By:    SILSBEE TEXAS, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SILSBEE TEXAS, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SLH, LLC

                                       By:    SAN LEANDRO, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SOUTH ALABAMA MANAGED CARE
                                            CONTRACTING, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SOUTH ALABAMA MEDICAL
                                         MANAGEMENT SERVICES, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SOUTH ALABAMA PHYSICIANS
                                         SERVICE, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SOUTH ARKANSAS CLINIC, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SOUTHERN TEXAS MEDICAL
                                         CENTER, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SPROCKET MEDICAL
                                         MANAGEMENT, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICAL CENTER OF AMARILLO, LLC

                                       TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SURGICAL CENTER OF SOUTHEAST
                                         TEXAS, LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF SOUTHEAST
                                       TEXAS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF AMARILLO, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF INDEPENDENCE, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF NORTH
                                         ANAHEIM, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF SAN LEANDRO, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SURGICARE OF SHERMAN, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF SOUTHEAST
                                         TEXAS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF VICTORIA, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OF VICTORIA, LTD.

                                       By:    GENERAL PARTNER:

                                              SURGICARE OF VICTORIA, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICARE OUTPATIENT CENTER OF
                                         LAKE CHARLES, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       SURGICENTER OF JOHNSON
                                         COUNTY, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICENTER OF JOHNSON
                                         COUNTY, LTD.

                                       By:    GENERAL PARTNER:

                                       SURGICARE OF JOHNSON
                                         COUNTY, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICENTERS OF AMERICA, L.P.

                                       By:    GENERAL PARTNER:

                                              SAMARITAN SURGICENTERS OF
                                              ARIZONA, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       SURGICENTERS OF AMERICA, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       TERRELL HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                       TERRELL MEDICAL CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TERRELL MEDICAL CENTER, LLC

                                       By:    TRIAD-MEDICAL CENTER AT
                                                TERRELL SUBSIDIARY, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD - ARIZONA I, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD - EL DORADO, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD - SOUTH TULSA HOSPITAL
                                         COMPANY, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       TRIAD CSGP, LLC

                                       By:    TRIAD HOLDINGS II, LLC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD CSLP, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD CORPORATE SERVICES,
                                         LIMITED PARTNERSHIP

                                       By:    GENERAL PARTNER:

                                       TRIAD CSGP, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD HEALTHCARE SYSTEM OF
                                         PHOENIX, L.P.

                                       By:    GENERAL PARTNER:

                                              TRIAD OF PHOENIX, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       TRIAD HOLDINGS II, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD OF ARIZONA (L.P.), INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD OF PHOENIX, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD RC, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       TRIAD TEXAS, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:      Donald P. Fay
                                              Title:     Executive Vice Presid


                                       TRIAD-MEDICAL CENTER AT
                                         TERRELL SUBSIDIARY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD-MEDICAL CENTER OF
                                         SHERMAN SUBSIDIARY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRIAD-NAVARRO REGIONAL
                                         HOSPITAL SUBSIDIARY, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       TROSCO, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       TRUFOR PHARMACY, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       VFARC, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       VHC HOLDINGS, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       VHC MEDICAL, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       VICTORIA HOSPITAL, LLC

                                       By:    VHC MEDICAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       VICTORIA MEDICAL FOUNDATION


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       VICTORIA OF TEXAS, L.P.

                                       By:    GENERAL PARTNER:

                                              DETAR HOSPITAL, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       VMF MEDICAL, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WAGONER COMMUNITY
                                         HOSPITAL, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WAMC, LLC

                                       By:    WEST ANAHEIM, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WEST ANAHEIM HOSPITAL, L.P.

                                       By:    GENERAL PARTNER:

                                              WEST ANAHEIM MEDICAL
                                                CENTER, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       WEST ANAHEIM MEDICAL
                                         CENTER, LLC

                                       By:    WEST ANAHEIM, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WEST ANAHEIM, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WESTMED


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WHARTON MEDCO, LLC

                                       By:    TRIAD HOSPITALS HOLDINGS, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       WHMC, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WILLAMETTE VALLEY CLINICS, LLC

                                       By:    OREGON HEALTHCORP, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WILLAMETTE VALLEY MEDICAL
                                         CENTER, LLC

                                       By:    OREGON HEALTHCORP, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WM MEDICAL, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President

                                       WOMEN & CHILDREN'S
                                         HOSPITAL, LLC

                                       By:    TRIAD HOLDINGS II, LLC


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                       WOODLAND HEIGHTS MEDICAL
                                         CENTER, LLC

                                       By:    TRIAD HOLDINGS III, INC.


                                       By:    /s/ Donald P. Fay
                                              ---------------------------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President